Exhibit 99.2

Fourth Quarter 2014 Corporate Headquarters Investor Relations Two North Riverside Plaza Sarah Byrnes Suite 600 (312) 646-2801 Chicago, IL 60606 ir@eqcre.com (312) 646-2800 www.eqcre.com Supplemental Operating and Financial Data

Corporate Information Company Profile and Investor Information 3 Financial Information Key Financial Data 4 Condensed Consolidated Balance Sheets 5 Additional Balance Sheet Information 6 Condensed Consolidated Statements of Operations 7 Additional Income Statement Information 8 Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI 9 Calculation of EBITDA and Adjusted EBITDA 10 Calculation of Fund from Operations (FFO) and Normalized FFO 11 Debt Summary 12 Debt Maturity Schedule 13 Leverage Ratios, Coverage Ratios and Public Debt Covenants 14 Capital Expenditures Summary 15 Acquisitions and Dispositions Information Since January 1, 2014 16 Portfolio Information Portfolio Summary by Property Location 17 Same Property Results of Operations by Location 18 Top 30 Properties by Annualized Rental Revenue 19 Leasing Summary 20 Leasing Summary by Property Location 21 Occupancy and Leasing Analysis by Property Location 22 Tenants Representing 1% or More of Total Annualized Rental Revenue 23 Portfolio Lease Expiration Schedule 24 Property Detail 25 Additional Support Condensed Consolidated Statements of Operations - Discontinued Operations 28 Summary of Equity Investments 29 Definitions 30 Forward-Looking Statements TABLE OF CONTENTS Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations and anticipated market conditions are forward-looking statements. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. 2

COMPANY PROFILE AND INVESTOR INFORMATION

Equity Commonwealth (NYSE: EQC) is an internally managed and self-advised real estate investment trust (REIT). EQC is one of the largest commercial office REITs in the United States, with a portfolio of over 42 million square feet located in 30 states, DC and Australia.

	No. of Properties	Sq. Ft.	% Leased	Q4 2014 Revenues	Cash Basis NOI [1]
CBD Properties	40	21,892	84.7%	64.1%	60.4%
Suburban Properties	116	21,027	87.0%	35.9%	39.6%
Total	**156**	**42,919**	**85.8%**	**100.0%**	**100.0%**

Senior Unsecured Debt Ratings

Moody's -- Baa3
Standard & Poor's -- BBB-

NYSE Trading Symbols

Common Stock -- EQC
Preferred Stock Series D -- EQC-PD
Preferred Stock Series E -- EQC-PE
5.75% Senior Notes due 2042 -- EQCO

Board of Trustees

Sam Zell (Chairman)
James S. Corl
Martin L. Edelman
Edward A. Glickman
David A. Helfand
Peter Linneman
James L. Lozier, Jr.
Mary Jane Robertson
Kenneth Shea
Gerald A. Spector
James A. Star

Senior Management

David A. Helfand
President and Chief Executive Officer

David S. Weinberg
Executive Vice President and Chief Operating Officer

Adam S. Markman
Executive Vice President, Chief Financial Officer and Treasurer

Orrin S. Shifrin
Executive Vice President, General Counsel and Secretary

Equity Research Coverage [2]

Bank of America / Merrill Lynch
James Feldman
(646) 855-5808
james.feldman@baml.com

RBC Capital Markets
Rich Moore
(440) 715-2646
rich.moore@rbccm.com

JMP Securities
Mitch Germain
(212) 906-3546
mgermain@jmpsecurities.com

Citigroup
Michael Bilerman
(212) 816-1383
michael.bilerman@citi.com

Stifel Nicolaus
John Guinee
(443) 224-1307
jwguinee@stifel.com

Green Street Advisors
John Bejjani
(949) 640-8780
jbejjani@greenst.com

Debt Research Coverage [2]

Citigroup
Thomas Cook
(212) 723-1112
thomas.n.cook@citigroup.com

Credit Suisse
John Giordano
(212) 538-4935
john.giordano@credit-suisse.com

J.P.Morgan
Mark Streeter
(212) 834-5086
mark.streeter@jpmorgan.com

Wells Fargo Securities
Thierry Perrein
(704) 715-8455
thierry.perrein@wellsfargo.com

Rating Agencies [2]

Moody's Investors Service
Lori Marks
(212) 553-1098
lori.marks@moodys.com

Standard & Poor's
Jaime Gitler
(212) 438-5049
jaime.gitler@standardandpoors.com

(1) Non-GAAP financial measure which is defined in the "Definitions" section of this document. Please refer to the calculation in this document which reconciles the differences between the non-GAAP financial measure and the most directly comparable GAAP financial measure.

(2) Any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

KEY FINANCIAL DATA

(dollar and share amounts in thousands, except per share data)

	As of and for the Three Months Ended				
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
OPERATING INFORMATION					
Percent leased	85.8%	85.9%	86.7%	86.5%	87.0%
Total revenues	$ 212,808	$ 216,595	$ 215,194	$ 217,260	$ 214,028
NOI [(1)]	118,650	117,203	122,493	115,529	114,568
Cash Basis NOI [(1)]	116,947	114,571	124,435	111,292	110,439
Adjusted EBITDA [(1)]	107,248	99,626	125,736	116,116	126,332
NOI margin [(2)]	55.8%	54.1%	56.9%	53.2%	53.5%
Net (loss) income	(158,561)	156,740	5,385	20,448	(5,301)
Net (loss) income attributable to EQC common shareholders	(165,542)	149,759	(17,802)	9,297	(16,452)
Normalized FFO attributable to EQC common shareholders[(1)]	68,733	57,306	81,317	60,967	72,370
Common distributions paid	-	-	-	29,597	29,596
SHARES OUTSTANDING AND PER SHARE DATA					
<u>**Shares Outstanding at End of Period**</u>					
Common stock outstanding -- basic (includes unvested restricted shares)	129,607	128,894	128,860	118,414	118,387
Restricted share units [(3)]	-	-	-	-	-
Preferred stock outstanding [(4)]	15,915	15,915	15,917	26,180	26,180
<u>**Weighted Average Shares Outstanding - EPS & FFO**</u>					
Weighted Average Common shares outstanding -- basic	129,398	128,880	123,812	118,400	118,387
Weighted Average Common shares outstanding -- diluted [(4)]	129,398	131,243	123,812	118,400	118,387
<u>**Weighted Average Shares Outstanding - Normalized FFO**</u>					
Weighted Average Common shares outstanding -- basic and diluted [(4)]	129,398	128,880	123,812	118,400	118,387
<u>**Per Share Data**</u>					
Net (loss) income attributable to EQC common shareholders - basic	$ (1.28)	$ 1.16	$ (0.14)	$ 0.08	$ (0.14)
Net (loss) income attributable to EQC common shareholders - diluted (4)	(1.28)	1.16	(0.14)	0.08	(0.14)
Normalized FFO attributable to EQC common shareholders - diluted (4)	0.53	0.44	0.66	0.51	0.61
Common distributions paid	-	-	-	0.25	0.25
BALANCE SHEET					
Total assets	$5,761,639	$6,170,796	$6,593,360	$6,600,714	$6,646,434
Total liabilities	2,442,056	2,681,793	3,222,472	3,241,644	3,282,848
MARKET CAPITALIZATION					
Total debt (book value) [(5)]	$2,207,665	$2,442,942	$2,986,604	$3,009,627	$3,025,428
Plus: Market value of preferred shares (at end of period)	398,570	400,571	403,997	657,820	551,142
Plus: Market value of common shares (at end of period)	3,327,012	3,313,853	3,391,593	3,114,281	2,759,599
Total market capitalization	$5,933,247	$6,157,366	$6,782,194	$6,781,728	$6,336,169
RATIOS					
Total debt [(5)] / total market capitalization	37.2%	39.7%	44.0%	44.4%	47.7%
Net debt [(6)] / annualized adjusted EBITDA	4.3x	4.6x	5.1x	6.1x	5.5x
Adjusted EBITDA / interest expense	3.3x	2.8x	3.3x	3.0x	3.3x

(1) Non-GAAP financial measure which is defined in the "Definitions" section of this document. Please refer to the calculation in this document which reconciles the differences between the non-GAAP financial measure and the most directly comparable GAAP financial measure.

(2) NOI margin is defined as NOI as a percentage of total revenues.

(3) As of December 31, 2014, we had granted 1,266 restricted share untis ("RSU"s). None were granted as of the other periods presented. The RSUs contain both service and market-based vesting components. None of the RSUs have vested and the market-based vesting component is currently "out of the money." As a result of these factors, the RSUs are excluded from basic and diluted GAAP EPS, FFO per common share and Normalized FFO per common share.

(4) As of December 31, 2014, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 of our common shares, which for GAAP earnings per common share and FFO per common share, were dilutive for the three months ended September 30, 2014 and anti-dilutive for all other periods presented. The series D preferred shares outstanding were anti-dilutive for all periods presented with respect to Normalized FFO per common share.

(5) Total debt includes mortgage debt related to properties classified as held for sale totaling $19,688 and $20,018 as of March 31, 2014, and December 31, 2013, respectively, and net unamortized premiums and discounts for all periods presented. Total debt excludes the debt of our unconsolidated equity investees.

(6) Net debt is calculated as total debt minus cash and cash equivalents.

December 31, December 31, 2014 2013 ASSETS Real estate properties: Land 714,238 $ 699,135 $ Buildings and improvements 5,014,205 4,838,030 5,728,443 5,537,165 Accumulated depreciation (1,030,445) (895,059) 4,697,998 4,642,106 Properties held for sale - 573,531 Acquired real estate leases, net 198,287 255,812 Equity investments - 517,991 Cash and cash equivalents 379,058 222,449 Restricted cash 17,715 22,101 Rents receivable, net of allowance for doubtful accounts of $6,565 and $7,885, respectively 248,101 223,769 Other assets, net 220,480 188,675 Total assets 5,761,639 $ 6,646,434 $ LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility - $ 235,000 $ Senior unsecured debt, net 1,598,416 1,855,900 Mortgage notes payable, net 609,249 914,510 Liabilities related to properties held for sale - 28,734 Accounts payable and accrued expenses 162,204 165,855 Assumed real estate lease obligations, net 26,784 33,935 Rent collected in advance 31,359 27,553 Security deposits 14,044 11,976 Due to related persons - 9,385 Total liabilities 2,442,056 $ 3,282,848 $ Shareholders' equity: Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized; Series D preferred shares; 6 1/2% cumulative convertible; 119,266 $ 368,270 $ Series E preferred shares; 7 1/4% cumulative redeemable on or after May 15, 2016; 11,000,000 shares issued and outstanding, aggregate liquidation preference $275,000 265,391 265,391 Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 129,607,279 and 118,386,918 shares issued and outstanding, respectively (including 710,182 and 130,914 unvested restricted shares) 1,296 1,184 Additional paid in capital 4,487,133 4,213,474 Cumulative net income 2,233,852 2,209,840 Cumulative other comprehensive loss (53,216) (38,331) Cumulative common distributions (3,111,868) (3,082,271) Cumulative preferred distributions (622,271) (573,971) Total shareholders' equity 3,319,583 $ 3,363,586 $ Total liabilities and shareholders' equity 5,761,639 $ 6,646,434 $ (amounts in thousands, except share data) CONDENSED CONSOLIDATED BALANCE SHEETS 4,915,497 and 15,180,000 shares issued and outstanding, respectively, aggregate liquidation preference of $122,887 and $379,500, respectively 5

December 31, December 31, 2014 2013 Additional Balance Sheet Information Straight-line rents receivable, net of allowance for doubtful accounts 220,855 $ 199,587 $ Tenant accounts receivable, net of allowance for doubtful accounts 16,837 9,794 Other 10,409 14,388 Rents receivable, net of allowance for doubtful accounts 248,101 $ 223,769 $ Capitalized lease incentives 15,191 $ 15,259 $ Deferred financing fees 16,861 24,530 Deferred leasing costs 126,252 100,768 Other 62,176 48,118 Other assets, net 220,480 $ 188,675 $ Accounts payable 7,749 $ 16,011 $ Accrued interest 25,007 26,882 Accrued taxes 57,237 62,611 Other accrued liabilities (1) 72,211 60,351 Accounts payable and accrued expenses 162,204 $ 165,855 $ (1) Other accrued liabilities inclues $1.2 million payable to REIT Management and Research Inc. (RMR), EQC's former external advisor, as of December 31, 2014. RMR was a related person as of December 31, 2013, and such amounts were included in Due to related persons as of that date. RMR ceased to be a related person after certain of EQC's former officers, who were also officers of RMR, resigned. 6

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	For the Three Months Ended December 31,		For the Year Ended December 31,	
	2014	2013	2014	2013
Revenues				
Rental income [1]	$ 173,036	$ 171,041	$ 691,699	$ 763,262
Tenant reimbursements and other income	39,772	42,987	170,158	189,767
Total revenues	**$ 212,808**	**$ 214,028**	**$ 861,857**	**$ 953,029**
Expenses				
Operating expenses	$ 94,158	$ 99,460	$ 387,982	$ 410,045
Depreciation and amortization	58,839	51,908	227,532	234,402
General and administrative	16,760	17,050	113,155	80,504
Loss on asset impairment	167,145	-	185,067	124,253
Acquisition related costs	-	(19)	5	318
Total expenses	**$ 336,902**	**$ 168,399**	**$ 913,741**	**$ 849,522**
Operating (loss) income	**$ (124,094)**	**$ 45,629**	**$ (51,884)**	**$ 103,507**
Interest and other income	$ 490	$ 298	$ 1,561	$ 1,229
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $151, $(256), $(549), and $9, respectively)	(32,151)	(38,559)	(143,230)	(173,011)
(Loss) gain on early extinguishment of debt	(1,790)	(25)	4,909	(60,052)
(Loss) gain on sale of equity investments	(160)	-	171,561	66,293
Gain on issuance of shares by an equity investee	-	-	17,020	-
(Loss) income from continuing operations before income tax expense and equity in earnings of investees	(157,705)	7,343	(63)	(62,034)
Income tax expense	(1,025)	(107)	(3,191)	(2,634)
Equity in earnings of investees	-	10,841	24,460	25,754
(Loss) income from continuing operations	(158,730)	18,077	21,206	(38,914)
Discontinued operations:				
Income from discontinued operations [1]	169	4,661	8,389	6,393
Loss on asset impairment from discontinued operations	-	(1,507)	(2,238)	(102,869)
Loss on early extinguishment of debt from discontinued operations	-	(1,011)	(3,345)	(1,011)
Net loss on sale of properties from discontinued operations	-	(25,521)	-	(22,162)
(Loss) income before gain on sale of properties	(158,561)	(5,301)	24,012	(158,563)
Gain on sale of properties	-	-	-	1,596
Net (loss) income	**$ (158,561)**	**$ (5,301)**	**$ 24,012**	**$ (156,967)**
Net income attributable to noncontrolling interest in consolidated subsidiary	-	-	-	(20,093)
Net (loss) income attributable to Equity Commonwealth	**$ (158,561)**	**$ (5,301)**	**$ 24,012**	**$ (177,060)**
Preferred distributions	$ (6,981)	$ (11,151)	$ (32,095)	$ (44,604)
Distribution on conversion of preferred shares	-	-	(16,205)	-
Net loss attributable to EQC common shareholders	**$ (165,542)**	**$ (16,452)**	**$ (24,288)**	**$ (221,664)**

(1) We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations include non-cash straight line rent adjustments. Rental income and income from discontinued operations also include non-cash amortization of intangible lease assets and liabilities.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (continued)

(amounts in thousands, except per share data)

	For the Three Months Ended December 31,		For the Year Ended December 31,	
	2014	2013	2014	2013
Amounts attributable to EQC common shareholders:				
(Loss) income from continuing operations	$ (165,711)	$ 6,926	$ (27,094)	$ (102,015)
Income from discontinued operations	169	4,661	8,389	6,393
(Loss) gain on asset impairment from discontinued operations	-	(1,507)	(2,238)	(102,869)
Loss on early extinguishment of debt from discontinued operations	-	(1,011)	(3,345)	(1,011)
Net loss on sale of properties from discontinued operations	-	(25,521)	-	(22,162)
Net loss	$ (165,542)	$ (16,452)	$ (24,288)	$ (221,664)
Weighted average common shares outstanding - basic and diluted [(1)]	129,398	118,387	125,163	112,378
Basic and diluted earnings per common share attributable to EQC common shareholders [(1)]:				
(Loss) income from continuing operations	$ (1.28)	$ 0.06	$ (0.21)	$ (0.91)
(Loss) income from discontinued operations	$ -	$ (0.20)	$ 0.02	$ (1.06)
Net loss	$ (1.28)	$ (0.14)	$ (0.19)	$ (1.97)

Additional Income Statement Information

	For the Three Months Ended December 31, 2014	For the Three Months Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
General and administrative expenses / total revenues	7.88%	7.97%	13.13%	8.45%
General and administrative expenses / total assets (at end of period)	0.29%	0.25%	1.96%	1.21%
Continuing Operations:				
Straight line rent adjustments within rental income [(2)]	$ 2,359	$ 5,511	$ 12,531	$ 31,791
Lease value amortization within rental income [(2)]	(2,133)	(2,445)	(10,650)	(10,310)
Lease termination fees within rental income	1,477	1,063	4,749	2,786
Shareholder litigation and transition related expenses within general and administrative	1,099	6,475	37,681	29,874
General and administrative paid to RMR [(3)]				
Business management fee	$ -	$ 9,189	$ 28,558	$ 40,421
Business management incentive fee	-	338	15,349	2,508
Transition services fee [(4)]	3,600	-	3,600	-
Discontinued Operations:				
Straight line rent adjustments [(2)]	$ -	$ (338)	$ 226	$ (562)
Lease value amortization [(2)]	-	126	-	775
Lease termination fees	23	276	149	608

(1) As of December 31, 2014, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 of our common shares, which were anti-dilutive for earnings per common share attributable to EQC common shareholders for all periods presented.

(2) We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations include non-cash straight line rent adjustments. Rental income and income from discontinued operations also include non-cash amortization of intangible lease assets and liabilities.

(3) Amounts represent general and administrative expenses under our and SIR's business management agreement (amounts for SIR are only for the period when SIR was a consolidated subsidiary of EQC).

(4) EQC has agreed to pay RMR $1.2 million per month for transition services from October 1, 2014 to February 28, 2015.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI

(amounts in thousands)

	For the Three Months Ended December 31,		For the Year Ended December 31,	
	2014	2013	2014	2013
Calculation of Same Property NOI and Same Property Cash Basis NOI[1], [2]:				
Rental income	$ 173,036	$ 171,041	$ 691,699	$ 763,262
Tenant reimbursements and other income	39,772	42,987	170,158	189,767
Operating expenses	(94,158)	(99,460)	(387,982)	(410,045)
NOI	**118,650**	**114,568**	**473,875**	**542,984**
Straight line rent adjustments	(2,359)	(5,511)	(12,531)	(31,791)
Lease value amortization	2,133	2,445	10,650	10,310
Lease termination fees	(1,477)	(1,063)	(4,749)	(2,786)
Cash Basis NOI	**$ 116,947**	**$ 110,439**	**$ 467,245**	**$ 518,717**
Cash Basis NOI from non-same properties	11	1	(266)	(68,470)
Same Property Cash Basis NOI	**$ 116,958**	**$ 110,440**	**$ 466,979**	**$ 450,247**
Non-cash rental and termination income from same properties	1,704	4,129	6,629	19,064
Same Property NOI	**$ 118,662**	**$ 114,569**	**$ 473,608**	**$ 469,311**
Reconciliation of Same Property NOI to GAAP Operating (Loss) Income				
Same Property NOI	**$ 118,662**	**$ 114,569**	**$ 473,608**	**$ 469,311**
Non-cash rental and termination income from same properties	(1,704)	(4,129)	(6,629)	(19,064)
Same Property Cash Basis NOI	**$ 116,958**	**$ 110,440**	**$ 466,979**	**$ 450,247**
Cash Basis NOI from non-same properties	(11)	(1)	266	68,470
Cash Basis NOI	**$ 116,947**	**$ 110,439**	**$ 467,245**	**$ 518,717**
Straight line rent adjustments	2,359	5,511	12,531	31,791
Lease value amortization	(2,133)	(2,445)	(10,650)	(10,310)
Lease termination fees	1,477	1,063	4,749	2,786
NOI	**118,650**	**114,568**	**473,875**	**542,984**
Depreciation and amortization	(58,839)	(51,908)	(227,532)	(234,402)
General and administrative	(16,760)	(17,050)	(113,155)	(80,504)
Loss on asset impairment	(167,145)	-	(185,067)	(124,253)
Acquisition related costs	-	19	(5)	(318)
Operating (Loss) Income	**(124,094)**	**45,629**	**(51,884)**	**103,507**

[1] Properties classified as discontinued operations are excluded. Quarter-to-date same property results include properties continuously owned from October 1, 2013 through December 31, 2014. Year-to-date same property results include properties continuously owned from January 1, 2013 through December 31, 2014. Amounts related to the settlement of outstanding assets and liabilities of previously-disposed properties that are reflected in our consolidated results are excluded from same property results.

[2] 2014 results include income from the settlement of litigation with a former tenant of $2.7 million and $8.8 million for the three months and year ended December 31, 2014, respectively.

CALCULATION OF EBITDA AND ADJUSTED EBITDA

(amounts in thousands)

	For the Three Months Ended December 31,		For the Year Ended December 31,	
	2014	2013	2014	2013
Net (loss) income	**$ (158,561)**	**$ (5,301)**	**$ 24,012**	**$ (156,967)**
Plus: Interest expense from continuing operations	32,151	38,559	143,230	173,011
Interest expense from discontinued operations	-	416	608	1,742
Income tax expense	1,025	107	3,191	2,634
Depreciation and amortization from continuing operations	58,839	51,908	227,532	234,402
Depreciation and amortization from discontinued operations	-	825	-	12,550
EBITDA from equity investees	-	15,908	36,103	38,460
Less: Equity in earnings of investees	-	(10,841)	(24,460)	(25,754)
EBITDA [(1)]	**$ (66,546)**	**$ 91,581**	**$ 410,216**	**$ 280,078**
Plus: Loss on asset impairment from continuing operations	167,145	-	185,067	124,253
Loss on asset impairment from discontinued operations	-	1,507	2,238	102,869
Acquisition related costs from continuing operations	-	(19)	5	318
Loss (gain) on early extinguishment of debt from continuing operations	1,790	25	(4,909)	60,052
Loss on early extinguishment of debt from discontinued operations	-	1,011	3,345	1,011
Shareholder litigation and transition costs	1,099	6,475	37,681	29,874
Transition services fee [(2)]	3,600	-	3,600	-
Adjusted EBITDA from equity investees, net of EBITDA	-	231	64	(902)
Less: Gain on sale of properties	-	-	-	(1,596)
Net loss on sale of properties from discontinued operations	-	25,521	-	22,162
Loss (gain) on sale of equity investments	160	-	(171,561)	(66,293)
Gain on issuance of shares by an equity investee	-	-	(17,020)	-
Adjusted EBITDA [(1)]	**$ 107,248**	**$ 126,332**	**$ 448,726**	**$ 551,826**

(1) 2014 EBITDA and Adjusted EBITDA include income from the settlement of litigation with a former tenant of $2.7 million and $8.8 million for the three months and year ended December 31, 2014, respectively.

(2) EQC has agreed to pay RMR $1.2 million per month for transition services from October 1, 2014 to February 28, 2015.

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO

(amounts in thousands, except per share data)

	For the Three Months Ended December 31, 2014	For the Three Months Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Calculation of FFO				
Net (loss) income attributable to Equity Commonwealth	$ (158,561)	$ (5,301)	$ 24,012	$ (177,060)
Plus: Depreciation and amortization from continuing operations	58,839	51,908	227,532	234,402
Depreciation and amortization from discontinued operations	-	825	-	12,550
Loss on asset impairment from continuing operations	167,145	-	185,067	124,253
Loss on asset impairment from discontinued operations	-	1,507	2,238	102,869
FFO from equity investees	-	14,568	33,007	33,564
Net income attributable to noncontrolling interest	-	-	-	20,093
Less: FFO attributable to noncontrolling interest	-	-	-	(26,270)
Gain on sale of properties	-	-	-	(1,596)
Net loss on sale of properties from discontinued operations	-	25,521	-	22,162
Equity in earnings of investees	-	(10,841)	(24,460)	(25,754)
FFO attributable to Equity Commonwealth	67,423	78,187	447,396	319,213
Less: Preferred distributions	(6,981)	(11,151)	(32,095)	(44,604)
FFO attributable to EQC Common Shareholders (1)	**$ 60,442**	**$ 67,036**	**$ 415,301**	**$ 274,609**
Calculation of Normalized FFO				
FFO attributable to EQC common shareholders	$ 60,442	$ 67,036	$ 415,301	$ 274,609
Recurring adjustments:				
Lease value amortization from continuing operations	2,133	2,445	10,650	10,310
Lease value amortization from discontinued operations	-	(126)	-	(775)
Straight line rent from continuing operations	(2,359)	(5,511)	(12,531)	(31,791)
Straight line rent from discontinued operations	-	338	(226)	562
Loss (gain) on early extinguishment of debt from continuing operations	1,790	25	(4,909)	60,052
Loss on early extinguishment of debt from discontinued operations	-	1,011	3,345	1,011
Minimum cash rent from direct financing lease (2)	2,032	2,032	8,128	8,125
Loss (gain) on sale of equity investments	160	-	(171,561)	(66,293)
Gain on issuance of shares by an equity investee	-	-	(17,020)	-
Interest earned from direct financing lease	(164)	(251)	(787)	(1,128)
Normalized FFO from equity investees, net of FFO	-	(1,085)	(3,353)	(2,530)
Normalized FFO from noncontrolling interest, net of FFO	-	-	-	1,987
Other items which affect comparability:				
Shareholder litigation and transition related expenses	1,099	6,475	37,681	29,874
Transition services fee (4)	3,600	-	3,600	-
Acquisition related costs from continuing operations	-	(19)	5	318
Normalized FFO attributable to EQC Common Shareholders (1)	**$ 68,733**	**$ 72,370**	**$ 268,323**	**$ 284,331**
Weighted average common shares outstanding -- basic & diluted (3)	129,398	118,387	125,163	112,378
FFO attributable to EQC common shareholders per share -- basic & diluted (3)	$ 0.47	$ 0.57	$ 3.32	$ 2.44
Normalized FFO attributable to EQC common shareholders per share -- basic & diluted (3)	$ 0.53	$ 0.61	$ 2.14	$ 2.53

(1) 2014 FFO attributable to EQC Common Shareholders and Normalized FFO attributable to EQC Common Shareholders include income from the settlement of litigation with a former tenant of $2.7 million and $8.8 million for the three months and year ended December 31, 2014, respectively.

(2) Contractual cash payments (including management fees) from one tenant at Arizona Center for 2014 were $8,128 and will decrease to approximately $515 beginning in 2016. Our calculation of Normalized FFO reflects the cash payments received from this tenant. The terms of this tenant's lease require us to classify the lease as a direct financing (or capital) lease. As such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations was $172 and $257 for the quarters ended December 31, 2014 and 2013, respectively and $817 and $1,154 years ended December 31, 2014 and 2013, respectively. This direct financing lease has an expiration date in 2045.

(3) As of December 31, 2014, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 of our common shares, which were anti-dilutive for FFO and Normalized FFO per common share for all periods presented.

(4) EQC has agreed to pay RMR $1.2 million per month for transition services from October 1, 2014 to February 28, 2015.

Interest Principal Maturity Due at Years to Rate Balance Date Maturity Maturity Unsecured Debt: Unsecured Floating Rate Debt: Revolving credit facility (LIBOR + 150 bps) (1) 1.669% - $ 10/19/2015 - $ 0.8 Term loan (LIBOR + 185 bps) (2) 2.019% 400,000 12/15/2016 400,000 2.0 Total / weighted average unsecured floating rate debt 2.019% 400,000 $ 400,000 $ 2.0 Unsecured Fixed Rate Debt: 5.75% Senior Unsecured Notes due 2015 5.750% 138,773 $ 11/1/2015 138,773 $ 0.8 6.25% Senior Unsecured Notes due 2016 6.250% 139,104 8/15/2016 139,104 1.6 6.25% Senior Unsecured Notes due 2017 6.250% 250,000 6/15/2017 250,000 2.5 6.65% Senior Unsecured Notes due 2018 6.650% 250,000 1/15/2018 250,000 3.0 5.875% Senior Unsecured Notes due 2020 5.875% 250,000 9/15/2020 250,000 5.7 5.75% Senior Unsecured Notes due 2042 5.750% 175,000 8/1/2042 175,000 27.6 Total / weighted average unsecured fixed rate debt 6.125% 1,202,877 $ 1,202,877 $ 6.6 Secured Fixed Rate Debt: 111 Monument Circle 5.235% 116,000 $ 3/1/2016 116,000 $ 1.2 225 Water Street (3) 6.030% 40,059 5/11/2016 38,994 1.4 111 East Wacker Drive 6.290% 142,666 7/11/2016 139,478 1.5 2501 20th Place South 7.360% 10,267 8/1/2016 9,333 1.6 Parkshore Plaza 5.670% 41,275 5/1/2017 41,275 2.3 1735 Market Street (4) 5.660% 171,498 12/2/2019 160,710 4.9 206 East 9th Street 5.690% 27,965 1/5/2021 24,836 6.0 1320 Main Street 5.300% 38,979 6/1/2021 34,113 6.4 33 Stiles Lane 6.750% 3,132 3/1/2022 - 7.2 97 Newberry Road 5.710% 6,819 3/1/2026 - 11.2 Total / weighted average secured fixed rate debt 5.767% 598,660 $ 564,739 $ 3.0 Total / weighted average 5.281% 2,201,537 $ (5) 2,167,616 $ 4.8 $1.15 Billion Credit Agreement, Effective January 29, 2015 (1) (2) (3) (4) (5) Represents amounts outstanding on EQC's term loan as of December 31, 2014. The interest rate presented is as of December 31, 2014, and equals LIBOR plus 1.85%. The spread over LIBOR varies depending upon EQC's credit rating. Total debt outstanding as of December 31, 2014, including net unamortized premiums and discounts, was $2,207,665. Represents amounts outstanding on EQC's $750,000 revolving credit facility as of December 31, 2014. The interest rate presented is as of December 31, 2014, and equals LIBOR plus 1.5%. We also pay a 35 basis point facility fee annually. The spread over LIBOR and the facility fee vary depending upon EQC's credit rating. Interest is payable at a rate equal to LIBOR plus 2.625% but has been fixed by a cash flow hedge, which sets the rate at approximately 5.66% until December 1, 2016. On October 10, 2014, we were notified by the lender that our decision to cease making loan servicing payments on the mortgage loan secured by 225 Water Street created an event of default effective July 11, 2014, and the lender has exercised its option to accelerate the maturity of the unpaid balance of $40,059. Since July 11, 2014, we have accrued interest on this loan at 10.03% to include the 4% of default interest. DEBT SUMMARY (dollars in thousands) As of December 31, 2014 On January 29, 2015, we entered into a new credit agreement, pursuant to which the lenders agreed to provide (i) a $750.0 million unsecured revolving credit facility, (ii) a $200.0 million 5-year term loan facility and (iii) a $200.0 million 7-year term loan facility. The new agreement replaces our prior credit agreement and our prior term loan agreement. The revolving credit facility has a scheduled maturity date of January 28, 2019 with two six-month extension options subject to certain conditions and the payment of an extension fee. The 5-year term loan and the 7-year term loan have scheduled maturity dates of January 28, 2020 and January 28, 2022, respectively. We used the proceeds of borrowings under the credit agreement to repay all amounts outstanding and due under the previous term loan agreement. 12

Unsecured Unsecured Secured Weighted Floating Fixed Fixed Rate Average Year Rate Debt Rate Debt Debt Total Interest Rate (1) - $ 138,773 $ 7,200 $ 145,973 $ 5.8% 400,000 (2) 139,104 309,604 (3) 848,708 4.1% - 250,000 45,592 295,592 6.2% - 250,000 4,614 254,614 6.6% - - 165,422 165,422 5.7% - 250,000 2,523 252,523 5.9% - - 60,470 60,470 5.5% - - 799 799 5.9% - - 702 702 5.7% - - 743 743 5.7% - 175,000 991 175,991 5.7% Total 400,000 $ 1,202,877 $ 598,660 $ 2,201,537 $ (4) 5.3% Percent 18.2% 54.6% 27.2% 100.0% (1) (2) (3) (4) Scheduled Principal Payments During Period (dollars in thousands) DEBT MATURITY SCHEDULE 2015 2016 2017 2018 2019 2020 2021 Total debt outstanding as of December 31, 2014, including net unamortized premiums and discounts, was $2,207,665. 2022 Thereafter Based on current contractual interest rates excluding an additional 4% of default interest incurred on the mortgage loan secured by 225 Water Street. Represents amounts outstanding on EQC's term loan as of December 31, 2014. The interest rate presented is as of December 31, 2014, and equals LIBOR plus 1.85%. The spread over LIBOR varies depending upon EQC's credit rating. 2023 On October 10, 2014, we were notified by the lender that our decision to cease making loan servicing payments on the mortgage loan secured by 225 Water Street created an event of default effective July 11, 2014, and the lender has exercised its option to accelerate the maturity of the unpaid balance of $40,059. Since July 11, 2014, we have accrued interest on this loan at 10.030% to include the 4% of default interest. 2024 13

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

(dollars in thousands)

	As of and for the Three Months Ended				
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Leverage Ratios					
Total debt [1] / total assets	38.3%	39.6%	45.3%	45.6%	45.5%
Total debt [1] / total market capitalization	37.2%	39.7%	44.0%	44.4%	47.7%
Total debt [1] + preferred stock / total market capitalization	43.9%	46.2%	50.0%	54.1%	56.4%
Total debt [1] / annualized adjusted EBITDA	5.1x	6.1x	5.9x	6.5x	6.0x
Total debt [1] + preferred stock / annualized adjusted EBITDA	6.1x	7.1x	6.7x	7.9x	7.1x
Net debt [2] / enterprise value [3]	32.9%	33.2%	40.3%	42.9%	45.8%
Net debt [2] + preferred stock / enterprise value [3]	40.1%	40.4%	46.6%	52.8%	54.9%
Net debt [2] / annualized adjusted EBITDA	4.3x	4.6x	5.1x	6.1x	5.5x
Net debt [2] + preferred stock / annualized adjusted EBITDA	5.2x	5.6x	5.9x	7.5x	6.6x
Secured debt / total assets	10.6%	10.0%	13.6%	13.9%	14.1%
Variable rate debt / total debt [1]	18.1%	20.5%	24.6%	24.4%	24.3%
Variable rate debt / total assets	6.9%	8.1%	11.1%	11.1%	11.1%
Coverage Ratios					
Adjusted EBITDA [4] / interest expense	3.3x	2.8x	3.3x	3.0x	3.3x
Adjusted EBITDA [4] / interest expense + preferred distributions	2.7x	2.4x	2.8x	2.4x	2.5x
Public Debt Covenants					
Debt / adjusted total assets [5] (maximum 60%)	31.0%	33.4%	38.9%	38.8%	38.9%
Secured debt / adjusted total assets [5] (maximum 40%)	8.6%	8.5%	11.6%	11.8%	12.0%
Consolidated income available for debt service [6] / debt service (minimum 1.5x)	3.8x	3.4x	3.1x	3.2x	3.3x
Total unencumbered assets [5] / unsecured debt (minimum 150% / 200%)	385.8%	348.7%	302.8%	304.4%	303.9%

(1) Total debt includes net unamortized premiums and discounts and mortgage debt related to properties classified as held for sale totaling $19,688 and $20,018 as of March 31, 2104, and December 31, 2013, respectively. Total debt excludes the debt of our unconsolidated equity investees.

(2) Net debt is calculated as total debt minus cash and cash equivalents.

(3) Enterprise value is calculated as total market capitalization minus cash and cash equivalents.

(4) Non-GAAP financial measure which is defined in the "Definitions" section of this document. Please refer to the calculation in this document which reconciles the differences between the non-GAAP financial measure and the most directly comparable GAAP financial measure.

(5) Adjusted total assets and total unencumbered assets includes original cost of real estate assets calculated in accordance with GAAP and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any.

(6) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on acquisitions and sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

12/31/2014 9/30/2014 6/30/2014 3/31/2014 12/31/2013 Tenant improvements 15,989 $ 10,719 $ 11,687 $ 19,843 $ 30,563 $ Leasing costs 10,517 15,838 5,661 5,075 11,810 Building improvements 8,206 5,897 4,659 4,244 8,137 Development, redevelopment and other activities 1,544 2,273 2,804 3,743 8,796 Total capital expenditures 36,256 $ 34,727 $ 24,811 $ 32,905 $ 59,306 $ Average square feet during period (1) 42,919 42,919 44,309 45,698 48,650 Building improvements per average total sq. ft. during period 0.19 $ 0.14 $ 0.11 $ 0.09 $ 0.17 $ (1) Average square feet during each period includes properties held for sale at the end of each period. As of December 31, 2014, EQC did not have any properties classified as held for sale. For the Three Months Ended CAPITAL EXPENDITURES SUMMARY (dollars and square feet in thousands, except per square foot data) 15

ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE JANUARY 1, 2014

(dollars in thousands)

Acquisitions:

There were no acquisitions during the period.

Dispositions:

On June 27, 2014, EQC sold its interest in 14 properties (43 buildings) for an aggregate gross sales price of $215,900, excluding mortgage debt repayments and closing costs.

	Date Sold	Property	City	State	No. of Bldgs	Property Location	Square Feet	% Leased [1]	Net Book Value [2]	Annualized Rental Revenue [1]	Mortgage Debt [3]
1.	6/27/2014	11201 N. Tatum Boulevard	Phoenix	AZ	1	Suburban	109,961	36.8%	$ 9,339	$ 767	$ -
2.	6/27/2014	Dominguez Technology Center	Carson	CA	5	Suburban	402,000	100.0%	39,678	5,906	-
3.	6/27/2014	Madrone Business Park	Morgan Hill	CA	3	Suburban	308,665	70.0%	37,161	4,807	11,226
4.	6/27/2014	8555 Aero Drive	San Diego	CA	1	Suburban	48,561	65.6%	2,587	562	-
5.	6/27/2014	Fountainview Business Park	San Diego	CA	3	Suburban	89,976	81.6%	7,571	1,514	-
6.	6/27/2014	400 Princeton Boulevard	Adairsville	GA	1	Suburban	292,000	100.0%	8,068	876	-
7.	6/27/2014	Corporate Square	Atlanta	GA	5	Suburban	246,225	84.9%	11,585	3,359	-
8.	6/27/2014	1000 Holcomb Woods Parkway	Roswell	GA	8	Suburban	244,379	70.4%	10,411	1,952	-
9.	6/27/2014	500 4th Street & Roma	Albuquerque	NM	2	CBD	229,123	67.8%	15,114	2,722	-
10.	6/27/2014	Stephenson Center	Columbia	SC	3	Suburban	104,300	75.7%	4,681	1,233	-
11.	6/27/2014	Synergy Business Park	Columbia	SC	4	Suburban	311,382	71.0%	17,750	3,392	-
12.	6/27/2014	6060 Primacy Parkway	Memphis	TN	1	Suburban	130,574	56.4%	6,164	1,273	-
13.	6/27/2014	Stafford Commerce Center	Stafford	VA	4	Suburban	149,023	25.4%	16,107	960	4,331
14.	6/27/2014	Stafford Commerce Park	Stafford	VA	2	Suburban	117,929	34.7%	13,332	1,041	4,203
					43		**2,784,098**	**73.4%**	**$ 199,548**	**$ 30,364**	**$ 19,760**

[1] Percent leased and annualized rental revenue is as of March 31, 2014.

[2] Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations and impairment write downs, if any.

[3] In connection with the mortgage debt repayments, EQC paid $2,270 of yield maintenance for Madrone, CA and $547 in defeasance costs for Stafford, VA.

CBD Suburban Properties Properties Total Number of properties 40 116 156 Percent of total 25.6% 74.4% 100.0% Total square feet 21,892 21,027 42,919 Percent of total 51.0% 49.0% 100.0% Leased square feet 18,552 18,288 36,840 Percent leased (2) 84.7% 87.0% 85.8% Total revenues 136,499 $ 76,475 $ 212,974 $ Percent of total 64.1% 35.9% 100.0% NOI (3), (4) 72,482 $ 46,334 $ 118,816 $ Percent of total 61.0% 39.0% 100.0% Cash Basis NOI (3), (4) 70,681 $ 46,431 $ 117,112 $ Percent of total 60.4% 39.6% 100.0% (1) (2) (3) (4) 2014 Suburban NOI and Cash Basis NOI include income from the settlement of litigation with a former tenant of $2.7 million and $8.8 million for the three months and year ended December 31, 2014, respectively. As of and for the Three Months Ended December 31, 2014 SAME PROPERTY SUMMARY BY PROPERTY LOCATION (1) (square feet and dollars in thousands) Includes properties continuously owned from October 1, 2013 through December 31, 2014, and excludes amounts related to the settlement of outstanding assets and liabilities of previously-disposed properties that are reflected in our consolidated results. Non-GAAP financial measure which is defined in the "Definitions" section of this document. Please refer to the calculation in this document which reconciles the differences between the non-GAAP financial measure and the most directly comparable GAAP financial measure. Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. 17

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY LOCATION

(dollars and square feet in thousands)

	As of and for the Three Months Ended December 31,		Change	As of and for the Year Ended December 31,		Change
	2014 [1]	2013 [1]		2014 [1]	2013 [1]	
Total						
Properties	156	156		156	156	
Square Feet [2]	42,919	42,915		42,919	42,915	
% Leased	85.8%	87.0%	(1.1%)	85.8%	87.0%	(1.1%)
Revenues						
Cash rental income	$ 171,332	$ 166,908		$ 685,084	$ 667,165	
Straight line adjustment	2,360	5,512		12,531	26,088	
Above/below market rent amortization	(2,133)	(2,446)		(10,651)	(9,811)	
Early termination income	1,477	1,063		4,749	2,787	
Rental income	173,036	171,037		691,713	686,229	
Tenant reimbursements	38,896	41,872		164,947	170,867	
Other income	876	1,131		5,138	5,310	
Total revenues	212,808	214,040	(0.6%)	861,798	862,406	(0.1%)
Total revenues excluding non-cash rental and termination income	211,104	209,911	0.6%	855,169	843,342	1.4%
Operating expenses	94,146	99,471	(5.4%)	388,190	393,095	(1.2%)
NOI [3]	118,662	114,569	3.6%	473,608	469,311	0.9%
NOI margin	*55.8%*	*53.5%*		*55.0%*	*54.4%*	
Cash Basis NOI [3]	**$ 116,958**	**$ 110,440**	**5.9%**	**$ 466,979**	**$ 450,247**	**3.7%**
Cash Basis NOI margin	*55.4%*	*52.6%*		*54.6%*	*53.4%*	
CBD						
Properties	40	40		40	40	
Square Feet [2]	21,892	21,890		21,892	21,890	
% Leased	84.7%	85.7%	(1.0%)	84.7%	85.7%	(1.0%)
Revenues						
Cash rental income	$ 108,470	$ 106,889		$ 430,958	$ 428,238	
Straight line adjustment	2,161	3,366		10,219	15,286	
Above/below market rent amortization	(1,604)	(1,890)		(8,801)	(7,290)	
Termination income	1,244	956		4,050	1,711	
Rental income	110,271	109,321		436,426	437,945	
Tenant reimbursements	25,344	28,533		108,460	114,972	
Other income	778	937		4,090	4,450	
Total revenues	136,393	138,791	(1.7%)	548,976	557,367	(1.5%)
Total revenues excluding non-cash rental and termination income	134,592	136,359	(1.3%)	543,508	547,660	(0.8%)
Operating expenses	64,009	67,552	(5.2%)	260,061	264,718	(1.8%)
NOI	72,384	71,239	1.6%	288,915	292,649	(1.3%)
NOI margin	*53.1%*	*51.3%*		*52.6%*	*52.5%*	
CBD Cash Basis NOI	**$ 70,583**	**$ 68,807**	**2.6%**	**$ 283,447**	**$ 282,942**	**0.2%**
Cash Basis NOI margin	*52.4%*	*50.5%*		*52.2%*	*51.7%*	
Suburban						
Properties	116	116		116	116	
Square Feet [2]	21,027	21,025		21,027	21,025	
% Leased	87.0%	88.3%	(1.3%)	87.0%	88.3%	(1.3%)
Revenues						
Cash rental income	$ 62,862	$ 60,019		$ 254,126	$ 238,927	
Straight line adjustment	199	2,146		2,312	10,802	
Above/below market rent amortization	(529)	(556)		(1,850)	(2,521)	
Termination income	233	107		699	1,076	
Rental income	62,765	61,716		255,287	248,284	
Tenant reimbursements	13,552	13,339		56,487	55,895	
Other income	98	194		1,048	860	
Total revenues	76,415	75,249	1.5%	312,822	305,039	2.6%
Total revenues excluding non-cash rental and termination income	76,512	73,552	4.0%	311,661	295,682	5.4%
Operating expenses	30,137	31,919	(5.6%)	128,129	128,377	(0.2%)
NOI [3]	46,278	43,330	6.8%	184,693	176,662	4.5%
NOI margin	*60.6%*	*57.6%*		*59.0%*	*57.9%*	
Suburban Cash Basis NOI [3]	**$ 46,375**	**$ 41,633**	**11.4%**	**$ 183,532**	**$ 167,305**	**9.7%**
Cash Basis NOI margin	*60.6%*	*56.6%*		*58.9%*	*56.6%*	

(1) Quarter-to-date results include properties continuously owned from October 1, 2013 through December 31, 2014. Year-to-date results include properties continuously owned from January 1, 2013 through December 31, 2014. Amounts related to the settlement of outstanding assets and liabilities of previously-disposed properties that are reflected in our consolidated results are excluded.

(2) Total square footage changed due to remeasurement.

(3) 2014 Suburban NOI and Cash Basis NOI include income from the settlement of litigation with a former tenant of $2.7 million and $8.8 million for the three months and year ended December 31, 2014, respectively.

Weighted Average Year Annualized Built or No. of Property Square Leased Rental Undepreciated Net Book Date Substantially Property City State Buildings Location Feet Occupancy Revenue (2) Book Value (3) Value (4) Acquired Renovated (5) 1. Illinois Center Chicago IL 2 CBD 2,090,162 72.7% 45,982 $ 333,635 $ 310,502 $ 5/11/2011;1/9/2012 2001 2. 600 West Chicago Avenue Chicago IL 2 CBD 1,511,849 90.9% 45,529 354,937 327,581 8/10/2011 2001 3. 1735 Market Street Philadelphia PA 1 CBD 1,290,678 91.8% 36,754 297,904 186,994 6/30/1998 1990 4. 1500 Market Street Philadelphia PA 1 CBD 1,773,967 79.5% 34,522 282,247 213,271 10/10/2002 1974 5. 111 Monument Circle Indianapolis IN 2 CBD 1,063,885 80.1% 23,824 172,769 164,032 10/22/2012 1990 6. 111 River Street Hoboken NJ 1 CBD 566,215 95.7% 22,965 134,801 116,595 8/11/2009 2002 7. 185 Asylum Street Hartford CT 1 CBD 868,395 98.6% 21,607 78,098 73,851 3/30/2012 2010 8. 1225 Seventeenth Street Denver CO 1 CBD 672,465 92.7% 20,401 145,106 127,650 6/24/2009 1982 9. 701 Poydras Street New Orleans LA 1 CBD 1,256,971 95.6% 20,013 97,611 90,359 8/29/2011 2010 10. 333 108th Avenue NE Bellevue WA 1 CBD 416,503 100.0% 17,590 152,543 134,114 11/12/2009 2008 11. 1600 Market Street Philadelphia PA 1 CBD 825,968 84.9% 17,583 131,728 80,220 3/30/1998 1983 12. 6600 North Military Trail Boca Raton FL 3 Suburban 639,830 100.0% 17,086 145,690 132,711 1/11/2011 2008 13. North Point Office Complex Cleveland OH 2 CBD 873,335 79.3% 16,028 121,944 103,095 2/12/2008 1988 14. 8750 Bryn Mawr Avenue Chicago IL 2 Suburban 631,518 92.4% 15,656 90,824 81,687 10/28/2010 2005 15. 310-320 Pitt Street Sydney Australia 1 CBD 313,865 100.0% 14,661 137,587 128,478 12/21/2010 1989 16. Arizona Center (6) Phoenix AZ 4 CBD 1,070,724 94.0% 13,837 97,876 90,906 3/4/2011 1992 17. Foster Plaza Pittsburgh PA 8 Suburban 727,365 90.0% 13,125 73,280 56,615 9/16/2005 1993 18. 101-115 W. Washington Street Indianapolis IN 1 CBD 634,058 92.1% 11,883 89,120 68,245 5/10/2005 1977 19. 100 East Wisconsin Avenue Milwaukee WI 1 CBD 435,067 94.7% 11,843 81,878 72,815 8/11/2010 1989 20. Research Park Austin TX 4 Suburban 1,110,007 98.0% 11,507 90,585 63,737 10/7/1998 1976 21. 111 Market Place Baltimore MD 1 CBD 540,854 96.9% 11,177 76,043 54,112 1/28/2003 1990 22. East Eisenhower Parkway Ann Arbor MI 2 Suburban 410,464 92.8% 10,311 55,045 49,517 6/15/2010 2006 23. Bridgepoint Parkway Austin TX 5 Suburban 440,007 93.4% 10,270 88,067 53,238 12/5/1997 1995 24. 420 20th Street North Birmingham AL 1 CBD 514,893 77.9% 9,718 55,702 50,978 7/29/2011 2006 25. 111 East Kilbourn Avenue Milwaukee WI 1 CBD 373,669 95.9% 9,309 55,069 46,150 6/12/2008 1988 26. 109 Brookline Avenue Boston MA 1 CBD 285,556 94.3% 9,047 45,057 27,812 9/28/1995 1915 27. Inverness Center Birmingham AL 4 Suburban 475,882 89.7% 8,798 51,699 46,485 12/9/2010 1981 28. Woodcliff Drive Fairport NY 6 Suburban 516,760 79.8% 8,417 48,047 44,396 3/14/2006 1995 29. 5073, 5075, & 5085 S. Syracuse Street Denver CO 1 Suburban 248,493 100.0% 8,035 63,610 56,739 4/16/2010 2007 30. 1320 Main Street Columbia SC 1 CBD 334,075 91.2% 7,733 55,117 52,109 9/18/2012 2004 Subtotal (30 properties) 63 22,913,480 89.0% 525,211 3,703,619 3,104,994 All other properties (126 properties) 199 20,005,355 82.2% 259,979 2,024,824 1,593,004 Total (156 properties) 262 42,918,835 85.8% 785,190 $ 5,728,443 $ 4,697,998 $ Q4 2014 Q4 2014 Cash Basis % of Cash NOI (7) % of NOI NOI (7) Basis NOI Subtotal (30 properties) 80,178 $ 67.5% 77,542 $ 66.2% All other properties (126 properties) 38,638 32.5% 39,570 33.8% Total (156 properties) 118,816 $ 100.0% 117,112 $ 100.0% (1) Excludes SIR properties and properties classified as discontinued operations for the period ended December 31, 2014. (2) (3) Represents the carrying value of real estate properties, after purchase price allocations, impairment write downs and currency adjustments, if any. (4) Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations, impairment write downs and currency adjustments, if any. (5) Weighted based on square feet. (6) (7) Non-GAAP financial measure which is defined in the "Definitions" section of this document. Please refer to the calculation in this document which reconciles the differences between the non-GAAP financial measure and the most directly comparable GAAP financial measure. Contractual cash payments (including management fees) from one tenant at Arizona Center for 2014 were $8,128 and will decrease to approximately $515 beginning in 2016. Our calculation of Normalized FFO reflects the cash payments received from this tenant. The terms of this tenant's lease require us to classify the lease as a direct financing (or capital) lease. As such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations was $172 and $257 for the quarters ended December 31, 2014 and 2013, respectively and $817 and $1,154 years ended December 31, 2014 and 2013, respectively. This direct financing lease has an expiration date in 2045. Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of December 31, 2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization. TOP 30 PROPERTIES BY ANNUALIZED RENTAL REVENUE As of December 31, 2014 (1) (sorted by annualized rental revenue, dollars in thousands) 19

12/31/2014 9/30/2014 6/30/2014 3/31/2014 12/31/2013 Properties 156 156 156 156 156 Total square feet (2) 42,919 42,919 42,920 42,913 42,915 Percentage leased (3) 85.8% 85.9% 86.7% 86.5% 87.0% Renewal Leases Square feet 1,173 792 1,204 459 1,215 Lease term (years) 4.5 12.4 6.0 5.5 7.2 Percent change in cash rent (4) 1.6% (2.8%) (2.2%) (3.9%) (3.1%) Percent change in GAAP rent (4) 8.8% 0.4% 3.7% (1.2%) 1.9% Total TI & LC per square foot (5) 10.17 $ 37.39 $ 9.37 $ 10.98 $ 15.06 $ Total TI & LC per sq. ft. per year of lease term (5) 2.28 $ 3.02 $ 1.56 $ 2.00 $ 2.09 $ New Leases Square feet 275 317 358 214 255 Lease term (years) 6.4 7.0 5.9 8.1 6.1 Percent change in cash rent (4) (2.9%) (2.9%) (8.9%) 6.2% 2.9% Percent change in GAAP rent (4) 1.3% (1.6%) (3.6%) 12.7% 9.7% Total TI & LC per square foot (5) 35.16 $ 13.83 $ 29.89 $ 27.78 $ 22.74 $ Total TI & LC per sq. ft. per year of lease term (5) 5.48 $ 1.98 $ 5.07 $ 3.43 $ 3.73 $ Total Leases Square feet 1,448 1,109 1,562 673 1,470 Lease term (years) 4.8 10.8 6.0 6.3 7.0 Percent change in cash rent (4) 1.2% (2.8%) (3.7%) (0.7%) (2.1%) Percent change in GAAP rent (4) 8.1% 0.1% 2.0% 3.3% 3.2% Total TI & LC per square foot (5) 14.92 $ 30.66 $ 14.07 $ 16.32 $ 16.39 $ Total TI & LC per sq. ft. per year of lease term (5) 3.08 $ 2.84 $ 2.36 $ 2.45 $ 2.38 $ (1) (2) (3) (4) (5) LEASING SUMMARY (dollars and square feet in thousands, except per square foot data) Excludes SIR's properties and properties classified as discontinued operations for the period ended December 31, 2014. Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for tenants. Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively. Beginning in Q4 2014, new leasing in suites vacant longer than 2 years were excluded from the calculation. Includes commitments made for leasing expenditures and concessions, such as tenant improvements and leasing commissions. The above leasing summary is based on leases executed during the periods indicated. As of and for the Three Months Ended (1) 20

LEASING SUMMARY BY PROPERTY LOCATION

(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended [1] December 31, 2014		
	CBD Properties	Suburban Properties	Total
Properties	40	116	156
Total square feet [2]	21,892	21,027	42,919
Percentage leased [3]	84.7%	87.0%	85.8%
Renewal Leases			
Square feet	553	620	1,173
Lease term (years)	2.8	5.9	4.5
Percentage change in cash rent [4]	9.9%	(5.6%)	1.6%
Percentage change in GAAP rent [4]	17.0%	1.5%	8.8%
Total TI & LC per square foot [5]	$ 8.61	$ 11.57	$ 10.17
Total TI & LC per sq. ft. per year of lease term [5]	$ 3.05	$ 1.95	$ 2.28
New Leases			
Square feet	133	142	275
Lease term (years)	7.2	5.6	6.4
Percentage change in cash rent [4]	(8.2%)	1.4%	(2.9%)
Percentage change in GAAP rent [4]	(4.4%)	5.8%	1.3%
Total TI & LC per square foot [5]	$ 46.19	$ 24.89	$ 35.16
Total TI & LC per sq. ft. per year of lease term [5]	$ 6.38	$ 4.41	$ 5.48
Total Leases			
Square feet	686	763	1,448
Lease term (years)	3.7	5.9	4.8
Percentage change in cash rent [4]	8.4%	(5.0%)	1.2%
Percentage change in GAAP rent [4]	15.2%	1.9%	8.1%
Total TI & LC per square foot [5]	$ 15.87	$ 14.05	$ 14.92
Total TI & LC per sq. ft. per year of lease term [5]	$ 4.32	$ 2.39	$ 3.08

(1) Excludes SIR's properties and properties classified as discontinued operations for the period ended December 31, 2014.

(2) Square feet measurements are subject to modest changes when space is re-measured or re-configured for tenants.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

(4) Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively. Beginning in Q4 2014, new leasing in suites vacant longer than 2 years were excluded from the calculation.

(5) Includes commitments made for leasing expenditures and concessions, such as tenant improvements and leasing commissions.

The above leasing summary is based on leases executed during the periods indicated.

Total Sq. Ft. As of 12/31/2014 Renewals New Total CBD Properties 21,892 553 133 686 Suburban Properties 21,027 620 142 763 Total 42,919 1,173 275 1,448 Renewals Total % Leased (1) Expired and New Acquisitions Total % Leased (1) CBD Properties 18,508 84.5% (642) 686 - 18,552 84.7% Suburban Properties 18,369 87.4% (843) 763 - 18,288 87.0% Total 36,877 85.9% (1,485) 1,448 - 36,840 85.8% (1) OCCUPANCY AND LEASING ANALYSIS BY PROPERTY LOCATION (square feet in thousands) Property Location Three Months Ended December 31, 2014 Leases Executed During Property Location Square Footage Leased Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. September 30, 2014 December 31, 2014 22

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUE
As of December 31, 2014

(square feet in thousands)

	Tenant	Square Feet [1]	% of Total Sq. Ft. [1]	% of Annualized Rental Revenue [2]	Weighted Average Remaining Lease Term
1.	Office Depot, Inc.	651	1.5%	2.2%	8.7
2.	Expedia, Inc.	398	0.9%	2.2%	3.8
3.	John Wiley & Sons, Inc.	386	0.9%	2.0%	18.2
4.	Telstra Corporation Limited	311	0.7%	1.9%	5.4
5.	PNC Financial Services Group	587	1.4%	1.9%	6.1
6.	U.S. Government	463	1.1%	1.6%	5.2
7.	Royal Dutch Shell plc	700	1.6%	1.4%	11.3
8.	J.P. Morgan Chase & Co.	388	0.9%	1.4%	9.4
9.	Flextronics International Ltd.	1,051	2.4%	1.4%	5.0
10.	United Healthcare Services Inc.	479	1.1%	1.3%	7.9
11.	The Bank of New York Mellon Corp.	395	0.9%	1.3%	2.9
12.	Carmike Cinemas, Inc.	417	1.0%	1.2%	1.7
13.	Bankers Life and Casualty Company	349	0.8%	1.2%	5.8
14.	Jones Day	343	0.8%	1.2%	11.5
15.	Wells Fargo & Co	350	0.8%	1.2%	3.5
16.	Level 3 Communications, Inc.	219	0.5%	1.1%	5.3
17.	Towers Watson & Co.	348	0.8%	1.1%	4.4
18.	Ballard Spahr LLP	218	0.5%	1.1%	15.1
19.	RE/MAX Holdings, Inc.	248	0.6%	1.0%	13.3
	Total	**8,301**	**19.2%**	**27.7%**	**7.3**

[1] Square footage is pursuant to existing leases as of December 31, 2014 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

[2] Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of December 31, 2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

PORTFOLIO LEASE EXPIRATION SCHEDULE

As of December 31, 2014

(dollars and sq. ft. in thousands)

CBD Properties

Year	Number of Tenants Expiring	Sq. Ft. Expiring [1]	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring [2]	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2015	228	1,794	9.7%	9.7%	52,455	10.7%	10.7%
2016	140	1,393	7.5%	17.2%	41,744	8.5%	19.2%
2017	148	1,707	9.2%	26.4%	44,904	9.1%	28.3%
2018	132	2,603	14.0%	40.4%	66,286	13.5%	41.8%
2019	96	1,442	7.8%	48.2%	39,407	8.0%	49.8%
2020	64	2,115	11.4%	59.6%	60,743	12.4%	62.2%
2021	42	1,247	6.7%	66.3%	31,637	6.4%	68.6%
2022	37	1,038	5.6%	71.9%	22,919	4.7%	73.3%
2023	39	1,211	6.5%	78.4%	31,424	6.4%	79.7%
2024	25	744	4.0%	82.4%	22,016	4.5%	84.2%
Thereafter	41	3,259	17.6%	100.0%	77,740	15.8%	100.0%
Total	992	18,552	100.0%		$ 491,275	100.0%	
Weighted average remaining lease term (in years)		6.5			6.4		

Suburban Properties

Year	Number of Tenants Expiring	Sq. Ft. Expiring [1]	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring [2]	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2015	183	2,307	12.6%	12.6%	34,904	11.9%	11.9%
2016	165	3,195	17.5%	30.1%	42,035	14.3%	26.2%
2017	131	1,984	10.8%	40.9%	36,856	12.5%	38.7%
2018	98	1,583	8.7%	49.6%	24,972	8.5%	47.2%
2019	81	2,309	12.6%	62.2%	31,995	10.9%	58.1%
2020	59	1,714	9.4%	71.6%	21,967	7.5%	65.6%
2021	41	1,082	5.9%	77.5%	18,955	6.4%	72.0%
2022	23	928	5.1%	82.6%	17,609	6.0%	78.0%
2023	24	1,594	8.7%	91.3%	36,403	12.4%	90.4%
2024	13	534	2.9%	94.2%	6,320	2.2%	92.5%
Thereafter	15	1,057	5.8%	100.0%	21,899	7.5%	100.0%
Total	833	18,288	100.0%		$ 293,915	100.0%	
Weighted average remaining lease term (in years)		4.6			5.0		

Total Properties

Year	Number of Tenants Expiring	Sq. Ft. Expiring [1]	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring [2]	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2015	411	4,101	11.1%	11.1%	88,674	11.3%	11.3%
2016	305	4,588	12.5%	23.6%	83,616	10.6%	21.9%
2017	279	3,691	10.0%	33.6%	80,566	10.3%	32.2%
2018	230	4,187	11.4%	45.0%	91,443	11.6%	43.8%
2019	177	3,751	10.2%	55.2%	70,949	9.0%	52.9%
2020	123	3,829	10.4%	65.6%	82,362	10.5%	63.4%
2021	83	2,329	6.3%	71.9%	51,120	6.5%	69.9%
2022	60	1,966	5.3%	77.2%	39,661	5.1%	74.9%
2023	63	2,804	7.6%	84.8%	68,063	8.7%	83.6%
2024	38	1,278	3.5%	88.3%	28,008	3.6%	87.2%
Thereafter	56	4,316	11.7%	100.0%	100,728	12.8%	100.0%
Total	1,825	36,840	100.0%		$ 785,190	100.0%	
Weighted average remaining lease term (in years)		5.6			5.9		

(1) Square feet is pursuant to existing leases as of December 31, 2014 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(2) Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of 12/31/2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

PROPERTY DETAIL

As of December 31, 2014 [1]

(sorted by geographic location, dollars in thousands)

Property	City	State	No. of Buildings	Property Location	Square Feet	Leased Occupancy	Annualized Rental Revenue [2]	Undepreciated Book Value [3]	Net Book Value [4]	Date Acquired	Weighted Average Year Built or Substantially Renovated [5]
1. 2501 20th Place South	Birmingham	AL	1	CBD	125,722	98.6%	$ 2,947	$ 24,115	$ 19,962	12/27/2006	2001
2. 420 20th Street North	Birmingham	AL	1	CBD	514,893	77.9%	9,718	55,702	50,978	7/29/2011	2006
3. Inverness Center	Birmingham	AL	4	Suburban	475,882	89.7%	8,798	51,699	46,485	12/9/2010	1981
4. 785 Schilinger Road South	Mobile	AL	1	Suburban	72,000	100.0%	1,388	11,269	9,522	10/22/2007	1998
5. Arizona Center [6]	Phoenix	AZ	4	CBD	1,070,724	94.0%	13,837	97,876	90,906	3/4/2011	1992
6. 4 South 84th Avenue	Tolleson	AZ	1	Suburban	236,007	100.0%	1,515	11,382	8,743	12/19/2003	1989
7. One South Church Avenue	Tucson	AZ	1	CBD	240,811	66.1%	3,673	33,380	24,251	2/27/2002	1986
8. Parkshore Plaza	Folsom	CA	4	Suburban	269,281	98.0%	5,820	46,629	42,847	6/16/2011	1999
9. Leased Land	Gonzalez	CA	7	Suburban	-	100.0%	3,181	31,825	29,549	8/31/2010	-
10. Sky Park Centre	San Diego	CA	2	Suburban	63,485	100.0%	1,364	9,786	6,757	6/24/2002	1986
11. Sorrento Valley Business Park	San Diego	CA	4	Suburban	105,003	100.0%	2,039	17,575	10,624	12/31/1996	1984
12. 1921 E. Alton Avenue	Santa Ana	CA	1	Suburban	67,846	84.7%	1,683	11,522	8,614	11/10/2003	2000
13. 9110 East Nichols Avenue	Centennial	CO	1	Suburban	143,958	96.2%	2,397	20,286	14,547	11/2/2001	1984
14. 7450 Campus Drive	Colorado Springs	CO	1	Suburban	77,411	100.0%	1,814	9,481	8,519	4/30/2010	1996
15. 1225 Seventeenth Street	Denver	CO	1	CBD	672,465	92.7%	20,401	145,106	127,650	6/24/2009	1982
16. 5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	Suburban	248,493	100.0%	8,035	63,610	56,739	4/16/2010	2007
17. 1601 Dry Creek Drive	Longmont	CO	1	Suburban	552,865	97.0%	6,661	32,355	24,189	10/26/2004	1982
18. 129 Worthington Ridge Road	Berlin	CT	1	Suburban	227,500	100.0%	781	5,252	4,538	10/24/2006	1968
19. 97 Newberry Road	East Windsor	CT	1	Suburban	289,386	100.0%	1,761	15,350	12,795	10/24/2006	1989
20. 185 Asylum Street	Hartford	CT	1	CBD	868,395	98.6%	21,607	78,098	73,851	3/30/2012	2010
21. 599 Research Parkway	Meriden	CT	1	Suburban	48,249	100.0%	823	8,092	6,154	7/24/2003	1982
22. 33 Stiles Lane	North Haven	CT	1	Suburban	175,301	100.0%	1,119	9,793	7,844	10/24/2006	2002
23. 181 Marsh Hill Road	Orange	CT	1	Suburban	162,036	100.0%	1,199	10,794	9,135	10/24/2006	2006
24. 101 Barnes Road	Wallingford	CT	1	Suburban	45,755	90.5%	951	1,423	1,384	12/22/1998	1988
25. 15 Sterling Drive	Wallingford	CT	1	Suburban	173,015	72.5%	1,324	4,805	4,689	10/24/2006	1978
26. 35 Thorpe Avenue	Wallingford	CT	1	Suburban	79,862	85.1%	1,065	6,502	6,317	6/1/1998	1986
27. 50 Barnes Industrial Road North	Wallingford	CT	1	Suburban	154,255	100.0%	1,342	11,404	8,947	10/24/2006	1976
28. 5-9 Barnes Industrial Road	Wallingford	CT	1	Suburban	38,006	99.3%	430	3,510	2,963	10/24/2006	1980
29. 860 North Main Street	Wallingford	CT	1	Suburban	31,165	99.5%	451	3,850	2,931	10/24/2006	1982
30. One Barnes Industrial Road Soutl	Wallingford	CT	1	Suburban	30,170	100.0%	351	2,366	1,900	10/24/2006	1977
31. Village Lane	Wallingford	CT	2	Suburban	58,185	100.0%	708	4,016	3,907	10/24/2006	1977
32. 100 Northfield Drive	Windsor	CT	1	Suburban	116,986	97.4%	1,843	13,286	9,052	8/29/2003	1988
33. 1250 H Street, NW	Washington	DC	1	CBD	187,684	74.7%	5,481	65,025	40,956	6/23/1998	1992
34. Georgetown-Green and Harris Bu	Washington	DC	2	CBD	240,475	100.0%	6,073	60,023	55,226	9/3/2009	2006
35. 802 Delaware Avenue	Wilmington	DE	1	CBD	240,780	100.0%	3,549	43,464	21,500	7/23/1998	1986
36. 6600 North Military Trail	Boca Raton	FL	3	Suburban	639,830	100.0%	17,086	145,690	132,711	1/11/2011	2008
37. 225 Water Street	Jacksonville	FL	1	CBD	318,997	44.7%	2,650	20,012	19,674	11/24/2008	1985
38. 9040 Roswell Road	Atlanta	GA	1	Suburban	178,941	79.2%	2,425	23,221	17,796	8/24/2004	1985
39. Executive Park	Atlanta	GA	9	Suburban	427,443	67.9%	4,973	43,431	29,484	7/16/2004;7/26/2007	1972
40. The Exchange	Atlanta	GA	2	Suburban	187,632	79.3%	2,279	17,880	13,504	9/9/2004;9/2/2005	1995
41. 3920 Arkwright Road	Macon	GA	1	Suburban	196,156	79.5%	2,739	20,494	15,669	4/28/2006	1988
42. 1775 West Oak Commons Court	Marietta	GA	1	Suburban	79,854	100.0%	1,180	8,304	6,846	9/5/2007	1998
43. 633 Ahua Street	Honolulu	HI	1	Suburban	120,803	89.2%	1,769	16,397	13,000	12/5/2003	2006
44. 625 Crane Street	Aurora	IL	1	Suburban	103,683	100.0%	408	1,611	1,555	4/2/2007	1977
45. 905 Meridian Lake Drive	Aurora	IL	1	Suburban	74,652	100.0%	2,157	12,309	9,700	5/1/2007	1999
46. 1200 Lakeside Drive	Bannockburn	IL	1	Suburban	260,084	74.6%	4,680	65,037	52,073	12/29/2005	1999
47. 600 West Chicago Avenue	Chicago	IL	2	CBD	1,511,849	90.9%	45,529	354,937	327,581	8/10/2011	2001
48. 8750 Bryn Mawr Avenue	Chicago	IL	2	Suburban	631,518	92.4%	15,656	90,824	81,687	10/28/2010	2005
49. Illinois Center	Chicago	IL	2	CBD	2,090,162	72.7%	45,982	333,635	310,502	5/11/2011;1/9/2012	2001
50. 1717 Deerfield Road	Deerfield	IL	1	Suburban	141,186	69.5%	2,288	8,499	8,286	12/14/2005	1986
51. 1955 West Field Court	Lake Forest	IL	1	Suburban	59,130	100.0%	1,176	11,925	8,900	12/14/2005	2001
52. 11350 North Meridian Street	Carmel	IN	1	Suburban	72,264	78.4%	707	2,721	2,596	6/15/2006	1982
53. 101-115 W. Washington Street	Indianapolis	IN	1	CBD	634,058	92.1%	11,883	89,120	68,245	5/10/2005	1977
54. 111 Monument Circle	Indianapolis	IN	2	CBD	1,063,885	80.1%	23,824	172,769	164,032	10/22/2012	1990
55. 5015 S. Water Circle	Wichita	KS	1	Suburban	113,524	100.0%	581	5,874	5,143	4/2/2007	1995
56. 701 Poydras Street	New Orleans	LA	1	CBD	1,256,971	95.6%	20,013	97,611	90,359	8/29/2011	2010
57. 109 Brookline Avenue	Boston	MA	1	CBD	285,556	94.3%	9,047	45,057	27,812	9/28/1995	1915
58. Adams Place	Braintree/Quincy	MA	2	Suburban	230,259	76.2%	3,774	19,775	18,922	4/3/1998	2006
59. Cabot Business Park	Mansfield	MA	2	Suburban	252,755	48.8%	1,834	14,728	14,172	8/1/2003	1980
60. Cabot Business Park Land	Mansfield	MA	-	Suburban	-	100.0%	-	1,033	1,033	8/1/2003	-
61. 2300 Crown Colony Drive	Quincy	MA	1	Suburban	45,974	95.5%	1,002	7,144	4,725	2/24/2004	1999
62. Myles Standish Industrial Park	Taunton	MA	2	Suburban	74,800	100.0%	1,091	7,878	7,743	8/29/2007	1988
63. 340 Thompson Road	Webster	MA	1	Suburban	25,000	100.0%	191	3,188	1,918	5/15/1997	1995
64. 100 South Charles Street	Baltimore	MD	1	CBD	159,616	86.0%	2,792	16,361	9,491	11/18/1997	1988
65. 111 Market Place	Baltimore	MD	1	CBD	540,854	96.9%	11,177	76,043	54,112	1/28/2003	1990
66. 25 S. Charles Street	Baltimore	MD	1	CBD	343,815	93.9%	6,405	38,503	27,345	7/16/2004	1972
67. 820 W. Diamond	Gaithersburg	MD	1	Suburban	134,933	82.1%	2,670	33,372	23,142	3/31/1997	1995
68. 6710 Oxon Hill	Oxon Hill	MD	1	Suburban	118,336	60.3%	1,461	17,532	10,500	3/31/1997	1992

Property	City	State	No. of Buildings	Property Location	Square Feet	Leased Occupancy	Annualized Rental Revenue (2)	Undepreciated Book Value (3)	Net Book Value (4)	Date Acquired	Weighted Average Year Built or Substantially Renovated (5)
69. Danac Stiles Business Park	Rockville	MD	3	Suburban	276,637	85.4%	6,728	65,576	48,498	7/20/2004	2002
70. East Eisenhower Parkway	Ann Arbor	MI	2	Suburban	410,464	92.8%	10,311	55,045	49,517	6/15/2010	2006
71. 8800 Queen Avenue South	Bloomington	MN	1	Suburban	280,822	92.7%	4,105	13,639	13,308	3/19/1998	1957
72. 2250 Pilot Knob Road	Mendota Heights	MN	1	Suburban	87,183	100.0%	607	6,529	4,135	3/19/1998	1995
73. 9800 Shelard Parkway	Plymouth	MN	1	Suburban	46,765	80.3%	778	5,284	2,906	8/3/1999	1987
74. Rosedale Corporate Plaza	Roseville	MN	3	Suburban	149,116	100.0%	2,938	27,548	18,773	12/1/1999	1987
75. 411 Farwell Avenue	South St. Paul	MN	1	Suburban	422,727	100.0%	1,980	16,349	13,314	6/2/2004	1970
76. 6200 Glenn Carlson Drive	St. Cloud	MN	1	Suburban	338,000	100.0%	2,212	15,753	13,942	10/15/2009	2013
77. 1000 Shelard Parkway	St. Louis Park	MN	1	Suburban	62,499	65.3%	899	7,892	4,875	8/3/1999	1986
78. 525 Park Street	St. Paul	MN	1	CBD	75,636	82.9%	1,216	8,472	5,368	8/3/1999	1987
79. 1900 Meyer Drury Drive	Arnold	MO	1	Suburban	65,225	100.0%	1,076	8,610	6,571	2/11/2004	1999
80. 4700 Belleview Avenue	Kansas City	MO	1	Suburban	80,615	79.1%	1,016	6,637	5,844	7/17/2008	1986
81. 131-165 West Ninth Street	N. Kansas City	MO	1	Suburban	75,517	100.0%	273	1,753	1,553	7/17/2008	1970
82. 12655 Olive Boulevard	St. Louis	MO	1	Suburban	98,588	98.9%	1,843	14,580	12,564	10/5/2006	1988
83. 1285 Fern Ridge Parkway	St. Louis	MO	1	Suburban	66,510	72.4%	967	6,497	4,000	11/7/2003	1998
84. 300 North Greene Street	Greensboro	NC	1	CBD	324,305	86.3%	6,045	40,759	36,437	9/14/2010	1989
85. 7-9 Vreeland Road	Florham Park	NJ	1	Suburban	155,891	50.0%	1,518	7,225	6,783	7/31/1998	1979
86. 111 River Street	Hoboken	NJ	1	CBD	566,215	95.7%	22,965	134,801	116,595	8/11/2009	2002
87. 5 Paragon Drive	Montvale	NJ	1	Suburban	119,089	100.0%	3,649	14,428	13,065	2/11/2011	2008
88. 1000 Voorhees Drive and 333 and 400 Laurel Oak Drive	Voorhees	NJ	3	Suburban	152,579	61.3%	1,715	8,358	8,000	5/26/1998	1989
89. One Park Square	Albuquerque	NM	6	CBD	259,737	86.7%	4,443	29,870	21,422	2/12/2002	1986
90. Widewaters Parkway	Dewitt	NY	8	Suburban	514,241	72.4%	5,646	18,783	17,900	12/28/1999;3/14/2006	1988
91. 5062 Brittonfield Parkway	East Syracuse	NY	1	Suburban	40,162	100.0%	1,046	3,764	3,690	3/14/2006	1995
92. Woodcliff Drive	Fairport	NY	6	Suburban	516,760	79.8%	8,417	48,047	44,396	3/14/2006	1995
93. 1601 Veterans Highway	Islandia	NY	1	Suburban	63,608	92.0%	1,373	3,535	3,415	6/11/1999	1987
94. Two Corporate Center Drive	Melville	NY	1	Suburban	291,230	49.3%	3,287	11,831	10,990	7/22/1999	1985
95. Interstate Place	North Syracuse	NY	2	Suburban	61,399	81.0%	810	2,930	2,851	3/14/2006	1973
96. 1000 Pittsford-Victor Road	Pittsford	NY	1	Suburban	73,358	54.5%	647	2,955	2,864	3/14/2006	1986
97. 1200 Pittsford - Victor Road	Pittsford	NY	1	Suburban	18,900	100.0%	364	1,854	1,816	11/30/2004	2003
98. Corporate Crossing	Pittsford	NY	5	Suburban	216,126	81.9%	3,339	14,422	14,085	11/30/2004	2000
99. Canal View Boulevard	Rochester	NY	3	Suburban	118,375	100.0%	1,577	11,624	9,828	1/6/2006	2000
100. 14 Classic Street	Sherburne	NY	1	Suburban	37,084	100.0%	490	1,389	1,115	3/14/2006	2000
101. 110 W Fayette Street	Syracuse	NY	1	CBD	304,906	82.3%	3,587	15,551	14,900	6/29/1999	2012
102. 251 Salina Meadows Parkway	Syracuse	NY	1	Suburban	65,617	87.5%	910	3,048	2,924	9/24/1999	1990
103. 11311 Cornell Park Drive	Blue Ash	OH	1	Suburban	93,413	68.4%	966	6,617	6,404	6/15/2006	1982
104. North Point Office Complex	Cleveland	OH	2	CBD	873,335	79.3%	16,028	121,944	103,095	2/12/2008	1988
105. 5300 Kings Island Drive	Mason	OH	1	Suburban	159,421	78.6%	1,706	11,350	10,625	6/10/1998	1994
106. 3 Crown Point Court	Sharonville	OH	1	Suburban	73,987	100.0%	1,488	10,427	8,512	12/30/2005	1999
107. Raintree Industrial Park	Solon	OH	12	Suburban	563,182	75.6%	1,928	12,133	11,739	7/16/2004	1975
108. 401 Vine Street	Delmont	PA	1	Suburban	53,980	100.0%	648	7,117	6,126	10/22/2007	1999
109. 515 Pennsylvania Avenue	Fort Washington	PA	1	Suburban	82,000	77.0%	1,322	10,554	6,150	9/22/1997	1998
110. 443 Gulph Road	King of Prussia	PA	1	Suburban	21,000	100.0%	453	4,658	3,130	9/22/1997	1966
111. 4350 Northern Pike	Monroeville	PA	1	Suburban	503,885	46.5%	4,016	40,820	25,714	9/16/2004	2012
112. Cherrington Corporate Center	Moon Township	PA	7	Suburban	454,890	52.3%	4,806	64,097	44,995	9/14/1998;8/23/1999	1997
113. 1500 Market Street	Philadelphia	PA	1	CBD	1,773,967	79.5%	34,522	282,247	213,271	10/10/2002	1974
114. 1525 Locust Street	Philadelphia	PA	1	CBD	98,009	95.2%	2,245	11,161	7,442	6/11/1999	1987
115. 1600 Market Street	Philadelphia	PA	1	CBD	825,968	84.9%	17,583	131,728	80,220	3/30/1998	1983
116. 16th and Race Street	Philadelphia	PA	1	CBD	608,625	0.0%	-	36,306	35,000	11/13/1997	1980
117. 1735 Market Street	Philadelphia	PA	1	CBD	1,290,678	91.8%	36,754	297,904	186,994	6/30/1998	1990
118. Foster Plaza	Pittsburgh	PA	8	Suburban	727,365	90.0%	13,125	73,280	56,615	9/16/2005	1993
119. 128 Crews Drive	Columbia	SC	1	Suburban	185,600	100.0%	599	3,747	3,362	4/2/2007	2011
120. 1320 Main Street	Columbia	SC	1	CBD	334,075	91.2%	7,733	55,117	52,109	9/18/2012	2004
121. 111 Southchase Boulevard	Fountain Inn	SC	1	Suburban	168,087	100.0%	714	6,155	4,762	5/23/2007	1987
122. 1043 Global Avenue	Graniteville	SC	1	Suburban	450,000	100.0%	1,480	16,870	13,828	4/2/2007	1998
123. 633 Frazier Drive	Franklin	TN	1	Suburban	150,000	100.0%	2,750	18,980	16,599	10/22/2007	1999
124. 775 Ridge Lake Boulevard	Memphis	TN	1	CBD	120,678	78.1%	3,715	20,829	15,785	4/28/2004	2000
125. 1601 Rio Grande Street	Austin	TX	1	CBD	56,219	100.0%	2,227	8,152	5,278	6/3/1999	1985
126. 206 East 9th Street	Austin	TX	1	CBD	170,052	100.0%	5,816	48,255	45,687	5/31/2012	1984
127. 4515 Seton Center Parkway	Austin	TX	1	Suburban	117,265	96.8%	2,672	22,863	14,553	10/8/1999	1997
128. 4516 Seton Center Parkway	Austin	TX	1	Suburban	120,559	94.8%	2,641	23,325	14,608	10/8/1999	1985
129. 7800 Shoal Creek Boulevard	Austin	TX	4	Suburban	151,917	96.3%	2,804	21,059	14,217	6/30/1999	1974
130. 812 San Antonio Street	Austin	TX	1	CBD	59,321	89.8%	1,017	8,548	5,741	8/18/1999	1987
131. 8701 N Mopac	Austin	TX	1	Suburban	121,901	90.1%	2,140	18,253	12,052	8/3/1999	1982
132. Bridgepoint Parkway	Austin	TX	5	Suburban	440,007	93.4%	10,270	88,067	53,238	12/5/1997	1995
133. Lakewood on the Park	Austin	TX	2	Suburban	180,558	97.3%	4,080	37,113	23,516	10/20/1998	1998
134. Research Park	Austin	TX	4	Suburban	1,110,007	98.0%	11,507	90,585	63,737	10/7/1998	1976
135. 9840 Gateway Boulevard North	El Paso	TX	1	Suburban	72,000	100.0%	1,419	11,432	9,680	10/22/2007	1999
136. 3003 South Expressway 281	Hidalgo	TX	1	Suburban	150,000	100.0%	2,450	17,004	14,199	10/22/2007	1999
137. 3330 N Washington Boulevard	Arlington	VA	1	Suburban	55,719	15.3%	311	8,843	5,743	8/26/1998	1987
138. Thunderbolt Place	Chantilly	VA	2	Suburban	100,505	87.9%	1,520	14,562	9,564	9/29/1999	1988
139. 6160 Kempsville Circle	Norfolk	VA	1	Suburban	129,565	34.9%	883	15,287	11,200	10/25/2002	1987
140. 448 Viking Drive	Virginia Beach	VA	1	Suburban	75,374	75.7%	1,007	7,556	5,892	6/4/2004	1991

Property	City	State	No. of Buildings	Property Location	Square Feet	Leased Occupancy	Annualized Rental Revenue [(2)]	Undepreciated Book Value [(3)]	Net Book Value [(4)]	Date Acquired	Weighted Average Year Built or Substantially Renovated [(5)]
141. 333 108th Avenue NE	Bellevue	WA	1	CBD	416,503	100.0%	17,590	152,543	134,114	11/12/2009	2008
142. 600 108th Avenue NE	Bellevue	WA	1	CBD	243,520	85.7%	5,394	45,711	35,592	7/16/2004	2012
143. 1331 North Center Parkway	Kennewick	WA	1	Suburban	53,980	100.0%	909	9,187	7,864	10/22/2007	1999
144. 100 East Wisconsin Avenue	Milwaukee	WI	1	CBD	435,067	94.7%	11,843	81,878	72,815	8/11/2010	1989
145. 111 East Kilbourn Avenue	Milwaukee	WI	1	CBD	373,669	95.9%	9,309	55,069	46,150	6/12/2008	1988
146. 7 Modal Crescent	Canning Vale	Australia	1	Suburban	164,160	100.0%	1,462	13,226	12,772	10/7/2010	2001
147. 71-93 Whiteside Road	Clayton	Australia	1	Suburban	303,488	100.0%	1,914	15,209	14,460	10/7/2010	1965
148. 9-13 Titanium Court	Crestmead	Australia	1	Suburban	69,664	46.8%	309	5,078	4,797	10/7/2010	2005
149. 16 Rodborough Road	Frenchs Forest	Australia	1	Suburban	90,525	100.0%	2,135	14,467	13,608	10/7/2010	1987
150. 22 Rodborough Road	Frenchs Forest	Australia	1	Suburban	43,427	100.0%	1,043	6,828	6,369	10/7/2010	1997
151. 127-161 Cherry Lane	Laverton North	Australia	1	Suburban	278,570	100.0%	1,427	8,249	7,787	10/7/2010	1965
152. 310-314 Invermay Road	Mowbray	Australia	1	Suburban	47,480	100.0%	238	47	-	10/7/2010	1970
153. 253-293 George Town Road	Rocherlea	Australia	1	Suburban	143,914	100.0%	1,011	117	-	10/7/2010	1970
154. 310-320 Pitt Street	Sydney	Australia	1	CBD	313,865	100.0%	14,661	137,587	128,478	12/21/2010	1989
155. 44-46 Mandarin Street	Villawood	Australia	1	Suburban	226,718	82.7%	1,702	13,457	12,643	10/7/2010	1980
156. 19 Leadership Way	Wangara	Australia	1	Suburban	76,714	100.0%	563	5,941	5,694	10/7/2010	2000
			262		42,918,835	85.8%	$ 785,190	$ 5,728,443	$ 4,697,998		

(1) Excludes SIR properties and properties classified as discontinued operations for the period ended December 31, 2014.

(2) Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of December 31, 2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3) Represents the carrying value of real estate properties, after purchase price allocations, impairment writedowns and currency adjustments, if any.

(4) Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations, impairment writedowns and currency adjustments, if any.

(5) Weighted based on square feet.

(6) Contractual cash payments (including management fees) from one tenant at Arizona Center for 2014 were $8,128 and will decrease to approximately $515 beginning in 2016. Our calculation of Normalized FFO reflects the cash payments received from this tenant. The terms of this tenant's lease require us to classify the lease as a direct financing (or capital) lease. As such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations was $172 and $257 for the quarters ended December 31, 2014 and 2013, respectively and $817 and $1,154 years ended December 31, 2014 and 2013, respectively. This direct financing lease has an expiration date in 2045.

December 31, December 31, 2014 2013 2014 2013 Revenues: Rental income (1) 23 $ 10,977 $ 14,243 $ 55,073 $ Tenant reimbursements and other income 170 1,333 1,900 6,842 Total revenues 193 12,310 16,143 61,915 Expenses: Operating expenses 23 5,736 7,138 37,027 Depreciation and amortization (2) - 825 - 12,550 General and administrative 1 724 10 4,268 Total expenses 24 7,285 7,148 53,845 Operating income 169 5,025 8,995 8,070 Interest and other income - 52 2 65 Interest expense - (416) (608) (1,742) Income from discontinued operations 169 $ 4,661 $ 8,389 $ 6,393 $ (1) (2) We cease depreciation and amortization when properties are reclassified as held for sale. We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR DISCONTINUED OPERATIONS (dollars in thousands) For the Three Months Ended For the Year Ended 28

SUMMARY OF EQUITY INVESTMENTS

(dollars in thousands)

	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Common shares owned:					
Select Income REIT [1]	-	-	22,000,000	22,000,000	22,000,000
Affiliates Insurance Company [2]	-	-	-	20,000	20,000
Percent owned:					
Select Income REIT [1]	0.0%	0.0%	36.7%	44.1%	44.2%
Affiliates Insurance Company [2]	0.0%	0.0%	0.0%	12.5%	12.5%
Percent of total assets (book value):					
Select Income REIT [1]	0.0%	0.0%	8.1%	7.8%	7.7%
Affiliates Insurance Company [2]	0.0%	0.0%	0.0%	0.1%	0.1%
Total	0.0%	0.0%	8.1%	7.9%	7.8%
Carrying book value on balance sheet:					
Select Income REIT [1]	$ -	$ -	$ 531,862	$ 513,099	$ 512,078
Affiliates Insurance Company [2]	-	-	-	5,835	5,913
Total	$ -	$ -	$ 531,862	$ 518,934	$ 517,991
Market value of shares owned:					
Select Income REIT [1]	$ -	$ -	$ 652,080	$ 665,940	$ 588,280
Affiliates Insurance Company [2]	N/A	N/A	N/A	N/A	N/A
Total	$ -	$ -	$ 652,080	$ 665,940	$ 588,280

	For the Three Months Ended December 31,		For the Year Ended December 31,	
	2014	2013	2014	2013
Equity in earnings (loss) of investees:				
Select Income REIT [1]	$ -	$ 10,725	$ 24,516	$ 21,153
Government Properties Income Trust [3]	-	-	-	4,111
Affiliates Insurance Company [2]	-	116	(56)	490
	$ -	$ 10,841	$ 24,460	$ 25,754
FFO from investees:				
Select Income REIT [1]	$ -	$ 14,452	$ 33,063	$ 28,483
Government Properties Income Trust [3]	-	-	-	4,591
Affiliates Insurance Company [2]	-	116	(56)	490
	$ -	$ 14,568	$ 33,007	$ 33,564

(1) On July 2, 2013, SIR issued and sold to the public 10,500,000 of its common shares of beneficial interest in an underwritten public offering. Prior to this offering, EQC's 22,000,000 common shares of SIR represented more than 50% of SIR's outstanding common shares and SIR's financial position and results of operations were consolidated in EQC's financial statements. Beginning on July 2, 2013, EQC no longer consolidated its investment in SIR, but instead accounted for its investment in SIR under the equity method. In addition, in May and June 2014, SIR issued 10,000,000 of its common shares in a public offering, which reduced EQC's ownership interest in SIR to 36.7%. EQC recognized a gain on this sale by an equity investee of $16,911 as a result of the per share sales price of this transaction being above EQC's per share carrying value. On July 9, 2014, EQC sold its entire stake of 22,000,000 common shares of SIR.

(2) Affiliates Insurance Company, or AIC, is a private company that, until May 9, 2014, was owned equally by Reit Management & Research LLC, or RMR, and each of the public companies to which RMR provides management services, including EQC and SIR. The amounts presented include SIR's equity investment in AIC from May 2012 until July 2, 2013 when SIR was no longer EQC's consolidated subsidiary. On May 9, 2014, as a result of the change in control of EQC and in accordance with the terms of a shareholders agreement among EQC and the other AIC shareholders, the other AIC shareholders purchased pro rata from EQC all 20,000 shares of AIC that EQC then owned for aggregate proceeds of $5,776.

(3) In March 2013, EQC sold all 9,950,000 common shares that it owned of GOV in a public offering for $25.20 per common share, raising gross proceeds of $250,740. EQC recognized a gain on this sale of an equity investment of $66,293 as a result of the per share sale price being above EQC's per share carrying value.

Funds from Operations (FFO) and Normalized FFO Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA DEFINITIONS We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate, and our portion of these items related to equity investees and noncontrolling interests. Normalized FFO begins with FFO and excludes lease value amortization, straight line rent, gains and losses on early extinguishment of debt, gains and losses on the sale of equity investments, gains and losses on the issuance of shares by an equity investee, shareholder litigation and transition-related expenses, acquisition related costs, interest earned from a direct financing lease, and our portion of these items related to equity investees and noncontrolling interests. Normalized FFO also includes the minimum cash rent from a direct financing lease. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income, net income attributable to Equity Commonwealth, net income attributable to EQC common shareholders, operating income and cash flow from operating activities. We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to Equity Commonwealth, net income attributable to EQC common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth, net income attributable to EQC common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do. We calculate EBITDA as net income (loss) excluding 1) interest expense, 2) income tax expense, 3) depreciation and amortization, and 4) our portion of these items related to equity investees. We calculate Adjusted EBITDA as EBITDA excluding 1) loss on asset impairment, 2) acquisition related costs, 3) loss on early extinguishment of debt, 4) shareholder litigation costs and transition-related expenses, 5) gains or losses on sale of properties, 6) gains or losses on sale of equity investments, 7) gains or losses on issuance of shares by an equity investee, and 8) our portion of these items related to equity investees. We consider EBITDA and Adjusted EBITDA to be appropriate measures of our operating performance, along with net income, net income attributable to Equity Commonwealth, net income attributable to EQC common shareholders, operating income and cash flow from operating activities. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to Equity Commonwealth, net income attributable to EQC common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth, net income attributable to EQC common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do. 30

Net Operating Income (NOI) and Cash Basis NOI Tenant Improvements Capital expenditures to improve tenant spaces or amounts paid directly to tenants to improve their space. Leasing Costs Building Improvements Expenditures to replace obsolete building components or extend the useful life of existing assets. We define NOI as income from our real estate including lease termination fees received from tenants less our property operating expenses, which expenses include property marketing costs. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions. We define Cash Basis NOI as NOI less non cash straight line rent adjustments, lease value amortization and lease termination fees. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI internally to evaluate individual, regional and combined property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our properties' results of operations. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP, and should not be considered as alternatives to net income, net income attributable to Equity Commonwealth, net income attributable to EQC common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth, net income attributable to EQC common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate NOI and Cash Basis NOI differently than we do. Leasing costs such as brokerage commissions and related legal expenses. Development, Redevelopment and Other Activities Includes 1) major capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property, and 2) major capital expenditure projects that reposition a property or result in new sources of revenue. 31